UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 of 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2020

TOUCHPOINT GROUP HOLDINGS INC.

(Exact name of registrant as specified in charter)

Delaware	001-36530	46-3561419
(State or other jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification Number)

4300 Biscayne Blvd., Suite 203, Miami, FL	33137
(Address of principal executive offices)	(Zip Code)

(305) 420-6640

(Registrant’s telephone number, including Area Code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Information

(a)            Pursuant to SEC Release No. 34-88465 (March 25, 2020) (the “Order”), the Registrant is currently unable to complete and file its Form 10-Q Quarterly Report on a timely basis as a result of the impact of the COVID-19 pandemic on its business and operations. As required by the Order:

(b)          (1) Registrant is relying on the Order in filing this Report and taking the actions stated;

(2) Registrant provides distribution and integration of advanced low altitude UAV systems, services and products. As a direct result of the COVID-19 pandemic in the United States, the social distancing limitations placed on staff members, its suppliers and customers, has significantly affected the ability of Registrant to continue its operations while completing the work necessary to file the Form 10-Q for the period ended March 31, 2020 on a timely basis;

(3) Registrant estimates that it will file the Form 10-Q report on or before June 29, 2020;

(4) The risk factors related to the impact of COVID-19 on Registrant’s business are:

The Company’s operations and business have experienced disruptions due to the unprecedented conditions surrounding the COVID-19 pandemic spreading throughout the United States and the world. These disruptions include, but are not limited to: office closures and the unavailability of key Company personnel required to prepare the Company’s financial statements for the period ended March 31, 2020 due to suggested, and mandated, illness, social quarantining and work from home orders. The Company has also been delayed in preparing the Annual Report due to delays in obtaining information from third parties who have similarly been unavailable and/or have not had sufficient time to complete the items requested.

(5) Not applicable

Item 9.01. Financial Statements and Exhibits

(d) Exhibits: None

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOUCHPOINT GROUP HOLDINGS, INC.

Dated: May 12, 2020	By:	/s/ Mark White
	Name:	Mark White
	Title:	President and Chief Executive Officer